Exhibit 10.35

GUARANTY

GUARANTY, dated as of August 8, 2006 made by BARNICO DRILLING, INC., a Texas corporation (the “New Guarantor”, and together with the Existing Guarantor (as defined below), the “Guarantors”), in favor of CASTLERIGG MASTER INVESTMENTS LTD., a company organized under the laws of the British Virgin Islands, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the “Buyers” (as defined below) party to the  Securities Purchase Agreement, dated as of July 25, 2006 (as amended, restated or otherwise modified from time to time, the “Securities Purchase Agreement”).

W I T N E S S E T H :

WHEREAS, Wentworth Energy, Inc., an Oklahoma corporation (the “Parent”), and each party listed as a “Buyer” on the Schedule of Buyers attached thereto (each a “Buyer”, and collectively, the “Buyers”) are parties to the Securities Purchase Agreement;

WHEREAS, a certain subsidiary of the Parent (the “Existing Guarantor”), executed and delivered a guaranty dated July 25, 2006, guaranteeing all of the obligations of the Parent under the Securities Purchase Agreement, the Notes and the Transaction Documents (as defined in the Securities Purchase Agreement);

WHEREAS, pursuant to Section 5(m) of the Security Agreement dated July 25, 2006, made by the Parent and the Existing Guarantor in favor of the Collateral Agent for the Buyers (the “Security Agreement”), the New Guarantor is required to execute and deliver to the Collateral Agent a guaranty guaranteeing all of the obligations of the Parent under the Securities Purchase Agreement, the Notes and the Transaction Documents; and

WHEREAS, the New Guarantor has determined that the execution, delivery and performance of this Guaranty directly benefits, and is in the best interest of, such New Guarantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Securities Purchase Agreement, the New Guarantor hereby agrees with each Buyer as follows:

SECTION 1.   Definitions.  Reference is hereby made to the Securities Purchase Agreement and the “Notes” (as defined therein which may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the “Notes”) issued pursuant thereto for a statement of the terms thereof.  All terms used in this Guaranty, which are defined in the Securities Purchase Agreement or the Notes and not otherwise defined herein, shall have the same meanings herein as set forth therein.

SECTION 2.   Guaranty.  The New Guarantor hereby unconditionally and irrevocably, guarantees, jointly and severally with the Existing Guarantor, the punctual payment, as and when due and payable, by stated maturity or otherwise, of all Obligations (as defined in the Security Agreement) of the Parent from time to time owing by it in respect of the Securities Purchase Agreement, the Notes and the other Transaction Documents, including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding (as defined in the Security Agreement) of the Parent or any Guarantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding, and all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents (such obligations, to the extent not paid by the Parent, being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) reasonably incurred by the Collateral Agent in enforcing any rights under this Guaranty.  Without limiting the generality of the foregoing, the New Guarantor’s liability hereunder shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Parent to the Collateral Agent under the Securities Purchase Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Guarantor or the Parent (each, a “Transaction Party”).

SECTION 3.   Guaranty Absolute; Continuing Guaranty; Assignments.

(a)           The New Guarantor, jointly and severally with the Guarantors, guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Collateral Agent with respect thereto.  The obligations of the New Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the New Guarantor to enforce such obligations, irrespective of whether any action is brought against any Transaction Party or whether any Transaction Party is joined in any such action or actions.  The liability of the New Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the New Guarantor hereby irrevocably waives, to the extent permitted by law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

(i)            any lack of validity or enforceability of any Transaction Document or any agreement or instrument relating thereto;

(ii)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Transaction Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Transaction Party or otherwise;

(iii)          any taking, exchange, release or non-perfection of any Collateral (as defined in the Security Documents), or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(iv)          any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Transaction Party; or

(v)           any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent that might otherwise constitute a defense available to, or a discharge of, any Transaction Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Collateral Agent or any other Person upon the insolvency, bankruptcy or reorganization of any Transaction Party or otherwise, all as though such payment had not been made.

(b)           This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the indefeasible cash payment in full of the Guaranteed Obligations (other than inchoate indemnity obligations) and/or complete conversion of all of the Parent’s obligations under the Notes to equity securities of the Parent and payment of all other amounts payable under this Guaranty (other than inchoate indemnity obligations) and shall not terminate for any reason prior to the respective Maturity Date of each Note (other than payment in full of the Notes and/or complete conversion of all of the Parent’s obligations under the Notes to equity securities of the Parent) and (ii) be binding upon the New Guarantor and its respective successors and assigns.  This Guaranty shall inure to the benefit of and be enforceable by the Collateral Agent and its successors, and permitted pledgees, transferees and assigns.  Without limiting the generality of the foregoing sentence, the Collateral Agent or any Buyer may pledge, assign or otherwise transfer all or any portion of its rights and obligations under and subject to the terms of any Transaction Document to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Buyer herein or otherwise, in each case as provided in the Securities Purchase Agreement or such Transaction Document.

SECTION 4.   Waivers.  To the extent permitted by applicable law, the New Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Collateral Agent exhaust any right or take any action against any Transaction Party or any other Person or any Collateral.  The New Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits.  The New Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

SECTION 5.   Subrogation.  The New Guarantor may not exercise any rights that it may now or hereafter acquire against any Transaction Party or any other guarantor that arise from the existence, payment, performance or enforcement of the New Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the  Collateral Agent against any Transaction Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Transaction Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty (other than inchoate indemnity obligations) shall have indefeasibly been paid in full in cash.  If any amount shall be paid to the New Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Collateral Agent and shall forthwith be paid to the Collateral Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Transaction Document, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising.  If (a) the New Guarantor shall make payment to the Collateral Agent of all or any part of the Guaranteed Obligations, and (b) all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty (other than inchoate indemnity obligations) shall indefeasibly be paid in full in cash, the Collateral Agent will, at the New Guarantor’s request and expense, execute and deliver to the New Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the New Guarantor of an interest in the Guaranteed Obligations resulting from such payment by the New Guarantor.

SECTION 6.   Representations, Warranties and Covenants.

(a)          The New Guarantor hereby represents and warrants as of the date first written above as follows:

(i)            The New Guarantor (A) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization as set forth on the signature pages hereto, (B) has all requisite corporate power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Guaranty and each other Transaction Document to which the New Guarantor is a party, and to consummate the transactions contemplated hereby and thereby and (C) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified would not result in a Material Adverse Effect.

(ii)           The execution, delivery and performance by the New Guarantor of this Guaranty and each other Transaction Document to which the New Guarantor is a party (A) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (B) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on the New Guarantor or its properties (except where the contravention of such contractual restriction would not result in a Material Adverse Effect), (C) do not and will not result in or require the creation of any lien (other than pursuant to any Transaction Document) upon or with respect to any of its properties, and (D) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its properties.

(iii)          No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by the New Guarantor of this Guaranty or any of the other Transaction Documents to which the New Guarantor is a party (other than expressly provided for in any of the Transaction Documents).

(iv)          Each of this Guaranty and the other Transaction Documents to which the New Guarantor is or will be a party, when delivered, will be, a legal, valid and binding obligation of the New Guarantor, enforceable against the New Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law).

(v)           There is no pending or, to the knowledge of the New Guarantor, threatened action, suit or proceeding against the New Guarantor or to which any of the properties of the New Guarantor is subject, before any court or other governmental authority or any arbitrator that (A) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (B) relates to this Guaranty or any of the other Transaction Documents to which the New Guarantor is a party or any transaction contemplated hereby or thereby.

(vi)          The New Guarantor (A) has read and understands the terms and conditions of the Securities Purchase Agreement and the other Transaction Documents, and (B) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Parent and the other Transaction Parties, and has no need of, or right to obtain from any Buyer, any credit or other information concerning the affairs, financial condition or business of the Parent or the other Transaction Parties that may come under the control of any Buyer.

(b)           The New Guarantor covenants and agrees that until indefeasible full and final payment of the Guaranteed Obligations and/or complete conversion of all of the Parent’s obligations under the Notes to equity securities of the Parent, it will comply with Sections 4(j), (k), (l), (n) and (o)of the Securities Purchase Agreement as if the New Guarantor were a party thereto.

SECTION 7.   Right of Set-off.  Upon the occurrence and during the continuance of any Event of Default, any Buyer may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by the New Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Buyer to or for the credit or the account of any Guarantor against any and all obligations of the Guarantors now or hereafter existing under this Guaranty or any other Transaction Document, irrespective of whether or not any Buyer shall have made any demand under this Guaranty or any other Transaction Document and although such obligations may be contingent or unmatured.  Each Buyer agrees to notify the relevant Guarantor promptly after any such set-off and application made by such Buyer, provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of any Buyer under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Buyer may have under this Guaranty or any other Transaction Document in law or otherwise.

SECTION 8.   Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to the New Guarantor, to it at its address set forth on the signature page hereto, or if to the Collateral Agent or any Buyer, to it at its respective address set forth in the Securities Purchase Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 8.  All such notices and other communications shall be effective (i) if mailed (by certified mail, postage prepaid and return receipt requested), when received or three Business Days after deposited in the mails, whichever occurs first; (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day; or (iii) if delivered by hand, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

SECTION 9.   CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  THE NEW GUARANTOR HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT ITS ADDRESS FOR NOTICES AS SET FORTH ON THE SIGNATURE PAGE HERETO AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE NEW GUARANTOR IN ANY OTHER JURISDICTION.  THE NEW GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT THE NEW GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE NEW GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH

IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER TRANSACTION DOCUMENTS.

SECTION 10.   WAIVER OF JURY TRIAL, ETC.  THE NEW GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  THE NEW GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE COLLATERAL AGENT OR ANY BUYER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY BUYER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS.  THE NEW GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT ENTERING INTO THIS AGREEMENT.

SECTION 11.   Taxes.

(a)           All payments made by the New Guarantor hereunder or under any other Transaction Document shall be made in accordance with the terms of the respective Transaction Document and shall be made without set-off, counterclaim, deduction or other defense.  All such payments shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of any Buyer by the jurisdiction in which such Buyer is organized or where it has its principal lending office (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, “Taxes”).  If the New Guarantor shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Transaction Document;

(i)      the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to any Buyer pursuant to this sentence) each Buyer receives an amount equal to the sum it would have received had no such deduction or withholding been made,

(ii)     the New Guarantor shall make such deduction or withholding,

(iii)    the New Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law, and

(iv)    as promptly as possible thereafter, the New Guarantor shall send the Buyers an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Collateral Agent, as the case may be)

showing payment.  In addition, the New Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Transaction Document (collectively, “Other Taxes”).

(b)           The New Guarantor hereby, on a joint and several basis with the Guarantors, indemnifies and agrees to hold the Collateral Agent and each Buyer (each an “Indemnified Party”) harmless from and against Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 11) paid by any Indemnified Party  as a result of any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Transaction Document, and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted.  This indemnification shall be paid within 30 days from the date on which the Collateral Agent or such Buyer makes written demand therefore, which demand shall identify the nature and amount of such Taxes or Other Taxes.

(c)           If the New Guarantor fails to perform any of its obligations under this Section 11, the New Guarantor shall indemnify the Collateral Agent and each Buyer for any taxes, interest or penalties that may become payable as a result of any such failure.  The obligations of the New Guarantor under this Section 11 shall survive the termination of this Guaranty and the payment of the Obligations and all other amounts payable hereunder.

SECTION 12.   Miscellaneous.

(a)           The New Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to each Buyer, at such address specified by such Buyer from time to time by notice to the Guarantors.

(b)           No amendment or waiver of any provision of this Guaranty and no consent to any departure by the New Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the New Guarantor and each Buyer, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c)           No failure on the part of any Buyer to exercise, and no delay in exercising, any right hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any Transaction Document preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Collateral Agent and the Buyers provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Collateral Agent and the Buyers under any Transaction Document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent or any Buyer to exercise any of their respective rights under any other Transaction Document against such party or against any other Person.

(d)           Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(e)           This Guaranty shall (i) be binding on the New Guarantor and its respective successors and assigns, and (ii) inure, together with all rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the Buyers and their respective successors, transferees and assigns.  Without limiting the generality of clause (ii) of the immediately preceding sentence, the Collateral Agent and any Buyer may assign or otherwise transfer its rights and obligations under the Securities Purchase Agreement or any other Transaction Document to any other Person in accordance with the terms thereof, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent or Buyer, as the case may be, herein or otherwise.  None of the rights or obligations of the New Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of each Buyer.

(f)   This Guaranty reflects the entire understanding of the transaction contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, entered into before the date hereof.

(g)           Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(h)           THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

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IN WITNESS WHEREOF, the New Guarantor has caused this Guaranty to be executed by its respective duly authorized officer, as of the date first above written.

BARNICO DRILLING, INC.

By:
Name:
Title:
Address:
Jurisdiction: Texas